UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   April 26, 2019

Comcast Corporation

(Exact Name of Registrant
as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

As Comcast Corporation (“Comcast”) previously reported, Sky Limited (formerly known as Sky plc) (“Sky”) announced on March 21, 2019, consent solicitations with respect to its Notes (as defined below) and on April 12, 2019, Sky announced that, while the requisite consents had been obtained for certain series of Notes, the quorum requirements for the remaining series of Notes had not been met and the relevant noteholder meetings were adjourned until April 26, 2019.

Today, Sky announced that the requisite consents were obtained for all remaining series of Notes, including the three series of Main Market Notes (as defined below). Accordingly, Sky will transfer the listing of the Main Market Notes from the Main Market of the London Stock Exchange plc (the “LSE”) to the Professional Securities Market of the LSE and will implement certain changes to the terms of the Notes so that Sky can make certain calculations pursuant to United States Generally Accepted Accounting Principles rather than International Financial Reporting Standards. In addition, Comcast will provide a full, irrevocable and unconditional guarantee of each series of Notes within 90 days from the date of transfer of the listing of the Main Market Notes. Once the Comcast guarantee is executed in respect of the U.S. dollar denominated Notes listed below, such Notes will be subject to certain transfer restrictions as described in the relevant consent solicitation memorandum.

The “Main Market Notes” are as follows:

•	€1,500,000,000 1.500% Guaranteed Notes due 2021 (ISIN: XS1109741246);
•	€1,000,000,000 2.500% Guaranteed Notes due 2026 (ISIN: XS1109741329); and
•	£300,000,000 6.000% Guaranteed Notes due 2027 (ISIN: XS0301676861).

The “Notes” include the Main Market Notes together with the following additional series of Notes:

•	$750,000,000 2.625% Notes due 2019 (ISIN: USG15632AQ89/US111013AM04);
•	£450,000,000 2.875% Guaranteed Notes due 2020 (ISIN: XS1141970092);
•	€600,000,000 Guaranteed Floating Rate Notes due 2020 (ISIN XS1212467911);
•	$800,000,000 3.125% Notes due 2022 (ISIN: USG15632AN58/US111013AK48);
•	€850,000,000 1.875% Notes due 2023 (ISIN: XS1141969912);
•	$1,250,000,000 3.750 Notes due 2024 (ISIN: USG15632AP07/US111013AL21);
•	€500,000,000 2.250% Guaranteed Notes due 2025 (ISIN: XS1321424670);
•	£300,000,000 4.000% Guaranteed Notes due 2029 (ISIN: XS1141970175);
•	€400,000,000 2.750% Guaranteed Notes due 2029 (ISIN: XS1143502901); and
•	$350,000,000 6.500% Notes due 2035 (ISIN: USG1658KAB73/US11778BAB80).

Comcast does not intend for this Item 7.01 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: April 26, 2019	By:	/s/ Thomas J. Reid
Thomas J. Reid
Senior Executive Vice President, General Counsel and Secretary